UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2007 (December 20, 2007)
_______________

1ST CENTURY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware		26-1169687
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

1875 Century Park East, Suite 1400

Los Angeles, California 90067

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 270-9500

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Effective December 20, 2007, 1st  Century Bancshares, Inc., a Delaware corporation (“Bancshares”) acquired all of the outstanding stock of 1st Century Bank, N.A., a National Association (the “Bank”), pursuant to a Plan of Reorganization, dated December 18, 2007, by and between Bancshares and the Bank, a copy of which is filed herewith as Exhibit 2.1.  The Plan of Reorganization was approved by the shareholders of the Bank at its annual meeting of shareholders held on May 18, 2006, which was adjourned to and completed on June 9, 2006.  In connection with the reorganization, the shares of the Bank’s common stock were exchanged for shares of Bancshares common stock, par value $0.01 per share, on a one-for-one basis.  As a result of the Plan of Reorganization, the Bank became a wholly owned subsidiary of Bancshares, Bancshares became the holding company for the Bank and the shareholders of the Bank became shareholders of Bancshares. The shares of Bancshares’ common stock issued in connection with the Bank’s reorganization are exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(12) thereunder.

The filing of this Current Report on Form 8-K by Bancshares begins Bancshares’ filings with the U.S. Securities and Exchange Commission (the “Commission”) under Section 15(d) of the Securities Act of 1934, as amended (the “Exchange Act”). The Bank previously filed such Exchange Act reports with the Office of the Comptroller of the Currency (the “Comptroller”). Such information filed by the Bank with the Comptroller may be inspected and copied at the Comptroller, 250 E Street, S.W., Washington, D.C. 20219. The last periodic report that the Bank filed with the Comptroller was its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, as filed with the Comptroller on November 9, 2007.

Copies of the Bank’s three most recent Quarterly Reports on Form 10-Q and the Bank’s most recent Annual Report on Form 10-K and an amendment thereto on Form 10-K/A, each as filed with the Comptroller, as well as all Current Reports on Form 8-K and exhibits to such reports, each as filed with Comptroller, are included as exhibits to this Current Report on Form 8-K. Bancshares will begin filing current and periodic reports with the Commission, and quarterly and annual reports will be reported on a consolidated basis. The first report to be filed by Bancshares with the Commission will be its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Registrar and Transfer Company, Cranford, New Jersey, is Bancshares’ registrar and transfer agent.

Bancshares’ common stock will be listed on the NASDAQ Over The Counter Bulletin Board under the symbol “FCTY”.

A copy of the press release issued December 21, 2007 by Bancshares announcing the effectiveness of the reorganization is filed as Exhibit 99.1 attached hereto.

Description of Capital Stock

The following summary description of Bancshares’ capital stock is qualified in its entirety by reference to the applicable provisions of Delaware law, and Bancshares’ Certificate of Incorporation and Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

General

Shares Authorized and Outstanding. Bancshares, is authorized to issue 60,000,000 shares of capital stock, consisting of 50,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.  No other class of capital stock is authorized. The common stock is the only stock being listed hereby. As of December 14, 2007, Bancshares had issued 9,913,884 shares of common stock, of which 9,913,884 shares were outstanding. As of December 14, 2007, Bancshares had issued 0 share of preferred stock

Common Stock

Dividends. Subject to the terms of any then outstanding series of preferred stock, holders of Bancshares common stock receive dividends if, when and as declared by Bancshares’ Board of Directors out of funds that Bancshares can legally use to pay dividends.  Bancshares may pay dividends in cash, stock or other property.

Bancshares is incorporated in Delaware and is governed by the Delaware General Corporation Law, or the DGCL. The DGCL allows a corporation to pay dividends only out of surplus, as determined under the DGCL or, if there is no surplus, out of net profits for the fiscal year in which the dividend was declared and for the preceding fiscal year. Under the DGCL, however, Bancshares cannot pay dividends out of net profits if, after it pays the dividend, its capital would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

As a bank holding company, Bancshares’ ability to pay dividends is affected by the ability of its Bancshares, or the Bank to pay dividends to it. Various federal laws limit the amount of dividends the Bank can pay to Bancshares without requiring regulatory approval.

Voting Rights. Except as otherwise required by the DGCL and subject to the terms of any outstanding series of preferred stock, holders of Bancshares common stock have the exclusive right to vote on all matters presented to Bancshares stockholders.

Each holder of Bancshares common stock is entitled to one vote per share. Unless otherwise required by the DGCL, the certificate of incorporation or the bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the capital stock represented and entitled to vote on such matter. Except for Directors, if any, elected by a series of preferred stock then outstanding, the bylaws provide that any Director or the entire Board of Directors may be removed, but only for cause, and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock of Bancshares then entitled to vote at an election of directors, voting together as a single class.

Holders of Bancshares common stock have no cumulative voting rights for the election of directors. This means a holder of a single share of common stock cannot cast more than one vote for each position to be filled on Bancshares’ Board of Directors. It also means the holders of a majority of the shares of common stock entitled to vote in the election of directors can elect all directors standing for election and the holders of the remaining shares will not be able to elect any directors.

Bancshares’ Board of Directors is not classified.

Liquidation. If Bancshares voluntarily or involuntarily liquidates, dissolves or winds up its business, subject to the terms of any then outstanding series of preferred stock, holders of its common stock will receive pro rata, according to shares held by them, any of Bancshares’ remaining assets available for distribution to stockholders after Bancshares has provided for payment of all debts and other liabilities, including any liquidation preference for then outstanding shares of preferred stock.

Absence of Preemptive, Redemption and Conversion Rights. If and when Bancshares issues securities in the future, holders of Bancshares common stock have no preemptive rights with respect to those securities. This means the holders of Bancshares common stock have no right, as holders of Bancshares common stock, to buy any portion of those issued securities. Holders of Bancshares common stock have no rights to have their shares of common stock redeemed by Bancshares or to convert their shares of common stock into shares of any other class of Bancshares capital stock.

Restrictions on Ownership of Common Stock The Bank Holding Company Act of 1956, as amended, or the BHC Act, requires any “bank holding company” (as that term is defined in the BHC Act) to obtain the approval of the Board of Governors of the Federal Reserve System prior to acquiring more than 5% of Bancshares’ outstanding common stock. Any person other than a bank holding company is required to obtain prior approval of the Federal Reserve Board to acquire 10% or more of Bancshares’ outstanding common stock under the Change in Bank Control Act. Any holder of 25% or more of Bancshares’ outstanding common stock, other than an individual, is subject to regulation as a bank holding company under the BHC Act.

Anti-takeover Provisions in the Restated Certificate of Incorporation and Bylaws. Certain provisions of Bancshares’ certificate of incorporation, bylaws and employment agreements could make it less likely that Bancshares management would be changed or someone would acquire voting control of Bancshares without the consent of its Board of Directors. These provisions could delay, deter or prevent tender offers or takeover attempts that stockholders might believe are in their best interests, including tender offers or takeover attempts that could allow stockholders to receive premiums over the market price of their common stock.

In Bancshares’ certificate of incorporation it elects to be governed by Section 203 of the DGCL, which addresses business combinations with “interested stockholders” (as that term is defined in the DGCL).

Bancshares’ bylaws limit the ability of stockholders to call special meetings, requiring such stockholders to own, in the aggregate, not less than 10% of Bancshares’ capital stock entitled to be cast at such special meeting.  In addition, the bylaws do not allow stockholders to act by written consent. As a result, minority stockholder representation on the Board of Directors may be difficult to establish. The bylaws also contain an advance notice requirement for nominations of directors and for proposing matters that can be acted upon by stockholders at stockholder meetings, which may make it difficult for stockholders to have their nominees elected to the Board of Directors or their proposals acted on by stockholders.

Bancshares employment agreements may include provisions that require payments to our executive officers in the event of a change in control of the Company.

Amendment of Certificate of Incorporation.  Bancshares’ certificate of incorporation may be amended, altered, changed or repealed in accordance with the DGCL.

Amendment of Bylaws. The Bancshares Board of Directors may adopt, alter, amend or repeal Bancshares’ bylaws, subject to limitations under the DGCL and the Bancshares stockholders’ power to alter or repeal the bylaws.  The alteration, amendment or repeal of, and the adoption of any new bylaws inconsistent with certain of the bylaws requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to vote on such matter.

Preferred Stock

Bancshares’ Board of Directors is authorized to issue preferred stock in one or more series, to fix the number of shares in each series, and to determine the designations and voting powers, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of each series, all without any vote or other action on the part of the holders of Bancshares common stock.

Shares of Bancshares common stock may be subject to the rights of holders of Bancshares preferred stock.  The Board of Directors of Bancshares may, without stockholder approval, issue preferred stock with voting, dividend, liquidation, and/or conversion rights superior to such rights of the holders of common stock.

Item 9.01                      Financial Statements And Exhibits.

(d)           Exhibits.

2.1	Plan of Reorganization, dated December 18, 2007, by and between 1st Century Bancshares, Inc. and the 1st Century Bank, N.A.

3.1	Certificate of Incorporation of 1st Century Bancshares, Inc., filed with the Secretary of State of the State of Delaware on August 10, 2007

3.2	Bylaws of 1st Century Bancshares, Inc.

99.1	Press release dated December 21, 2007, announcing the effectiveness of the reorganization and the formation of the bank holding company.

99.2	The Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.3	An amendment on Form 10-K/A to the Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.4	The Bank’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

99.5	The Bank’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

99.6	The Bank’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.

99.7	The Bank’s Current Report on Form 8-K dated February 9, 2007, announcing the appointment of Kawamoto as interim CFO, resignation of Hata.

99.8	The Bank’s Current Report on Form 8-K dated March 19, 2007, announcing earnings for the 4th quarter of 2006.

99.9	The Bank’s Current Report on Form 8-K dated April 11, 2007, announcing the resignation of Cupp from Board of Directors.

99.10	The Bank’s Current Report on Form 8-K dated May 15, 2007, announcing the earnings for the 1st quarter of 2007.

99.11	The Bank’s Current Report on Form 8-K dated June 4, 2007, announcing the appointment of Kawamoto to CFO.

99.12	The Bank’s Current Report on Form 8-K dated July 13, 2007, announcing the change of accountants.

99.13	The Bank’s Current Report on Form 8-K dated July 17, 2007, announcing the change of accountants.

99.14	The Bank’s Current Report on Form 8-K dated July 31, 2007, announcing the promotion of Manning.

99.15	The Bank’s Current Report on Form 8-K dated August 9, 2007, announcing the filing of the Form 10-Q for the quarter ended June 30, 2007.

99.16	The Bank’s Current Report on Form 8-K dated August 9, 2007, announcing the earnings for the 2nd quarter of 2007.

99.17	The Bank’s Current Report on Form 8-K dated August 13, 2007, announcing the resignation of Moromisato.

99.18	The Bank’s Current Report on Form 8-K dated August 21, 2007, announcing the appointment of Lee.

99.19	The Bank’s Current Report on Form 8-K dated November 1, 2007, announcing the execution of lease agreement.

99.20	The Bank’s Current Report on Form 8-K dated November 6, 2007, announcing the appointment of Bider and Ziman to Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: December 21, 2007	By:	/s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer

EXHIBIT INDEX

2.1	Plan of Reorganization, dated December 18, 2007, by and between Bancshares and the Bank.

3.1	Certificate of Incorporation of 1st Century Bancshares, Inc., filed with the Secretary of State of the State of Delaware on August 10, 2007

3.2	Bylaws of 1st Century Bancshares, Inc.

99.1	Press release dated December 21, 2007, announcing the effectiveness of the reorganization and the formation of the bank holding company.

99.2	The Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.3	An amendment on Form 10-K/A to the Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

99.4	The Bank’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

99.5	The Bank’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

99.6	The Bank’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.

99.7	The Bank’s Current Report on Form 8-K dated February 9, 2007, announcing the appointment of Kawamoto as interim CFO, resignation of Hata.

99.8	The Bank’s Current Report on Form 8-K dated March 19, 2007, announcing earnings for the 4th quarter of 2006.

99.9	The Bank’s Current Report on Form 8-K dated April 11, 2007, announcing the resignation of Cupp from Board of Directors.

99.10	The Bank’s Current Report on Form 8-K dated May 15, 2007, announcing the earnings for the 1st quarter of 2007.

99.11	The Bank’s Current Report on Form 8-K dated June 4, 2007, announcing the appointment of Kawamoto to CFO.

99.12	The Bank’s Current Report on Form 8-K dated July 13, 2007, announcing the change of accountants.

99.13	The Bank’s Current Report on Form 8-K dated July 17, 2007, announcing the change of accountants.

99.14	The Bank’s Current Report on Form 8-K dated July 31, 2007, announcing the promotion of Manning.

99.15	The Bank’s Current Report on Form 8-K dated August 9, 2007, announcing the filing of the Form 10-Q for the quarter ended June 30, 2007.

99.16	The Bank’s Current Report on Form 8-K dated August 9, 2007, announcing the earnings for the 2nd quarter of 2007.

99.17	The Bank’s Current Report on Form 8-K dated August 13, 2007, announcing the resignation of Moromisato.

99.18	The Bank’s Current Report on Form 8-K dated August 21, 2007, announcing the appointment of Lee.

99.19	The Bank’s Current Report on Form 8-K dated November 1, 2007, announcing the execution of lease agreement.

99.20	The Bank’s Current Report on Form 8-K dated November 6, 2007, announcing the appointment of Bider and Ziman to Board.